UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

ECOARK HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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ECOARK HOLDINGS, INC.

3333 S. Pinnacle hills parkway

suite 220

rogers, ar 72758

(479) 259-2977

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
GREATER THAN A MAJORITY OF THE AGGREGATE VOTING POWER
OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF ECOARK HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Ecoark Holdings, Inc. Stockholder:

This Information Statement is being made available to the holders of record (the “Stockholders”) of the outstanding shares of common stock, $0.001 per value per share (the “Common Stock”) of Ecoark Holdings, Inc., a Nevada corporation (the “Company”), as of the close of business on September 26, 2017 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that on September 27, 2017, the Company received written consent in lieu of a meeting of Stockholders (the “Written Consent”) from holders of shares of voting Common Stock representing approximately 53% of the total issued and outstanding shares of voting securities of the Company (the “Majority Stockholders”) to grant authority to the Board to adopt an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to change the name of the Company to “Zest Technologies, Inc.” (the “Name Change”).

The Name Change is more fully described in the accompanying Information Statement. The Written Consent was in accordance with the Nevada Revised Statutes (the “NRS”), our Articles of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the voting power of the Company’s stockholders to approve the action at a meeting. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before it becomes effective.

THE NAME CHANGE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE NAME CHANGE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Name Change.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Name Change can become effective is twenty (20) calendar days after this Information Statement is first sent or given to the Stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change. In addition, the Name Change will not become effective until we file an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada after the twenty (20) calendar day period has elapsed. A form of the Amendment with regard to the Name Change is attached to this Information Statement as Annex A.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT OCTOBER __, 2017. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Randy May
Randy May
October __, 2017	Chief Executive Officer

INFORMATION STATEMENT

OF

ECOARK HOLDINGS, INC.

3333 S. PINNACLE HILLS PARKWAY

SUITE 220

ROGERS, AR 72758

(479) 259-2977

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises stockholders of the Company of action taken on September 27, 2017 by written consent by the Majority Stockholders as of the Record Date.

GENERAL OVERVIEW OF ACTION

Action by Written Consent

The Majority Stockholders pursuant to the Written Consent, in lieu of a special meeting granted to the Board authority to adopt an amendment to the Articles of Incorporation to effect the Name Change.

This Information Statement is being furnished to all of our Stockholders in accordance with Section 14C of the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our Stockholders of the action taken by Written Consent before it becomes effective.

The Board has fixed the close of business on September 26, 2017, as the record date for the determination of Stockholders who are entitled to receive this Information Statement. This Information Statement will be mailed on or about October __, 2017 to Stockholders as of the Record Date. The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

The Name Change was unanimously approved by our Board on September 21, 2017 and pursuant to the Written Consent, the Majority Stockholders approved the Name Change. Accordingly, all necessary corporate approvals to effectuate Name Change have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.

This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Board and the Majority Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

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ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14C of the Exchange Act to notify our Stockholders of certain corporate actions taken by the Majority Stockholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Name Change as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Stockholders to reduce the costs and implement the Name Change in a timely manner.

Who is Entitled to Notice?

Each outstanding share of Common Stock as of record on the Record Date is entitled to notice of the Name Change to be implemented pursuant to the Written Consent.

What Vote is Required to Approve the Name Change?

As of the Record Date, there were 46,062,078 shares of voting Common Stock issued and outstanding. As detailed below, the Majority Stockholders’ holdings represent approximately 53.2% of the total outstanding voting shares. Our majority stockholders consist of the following:

Name of Majority Stockholders	Common Stock	Number of Votes that Voted in Favor of the Action	Percentage of Voting Equity that Voted in Favor of the Action
Randy S. May(1)	5,050,000	5,050,000	11.0%
Gary Metzger(2)	3,808,552	3,808,552	8.3%
Troy Richards(3)	1,104,462	1,104,462	2.4%
Peter Mehring(4)	96,258	96,258	0.2%
Jay Puchir(5)	44,331	44,331	0.1%
Jay Oliphant(6)	51,498	51,498	0.1%
Spherelt LLC(7)	300,000	300,000	0.7%
Gary Metzger Irrevocable Trust(8)	1,550,000	1,550,000	3.4%
Nepsis Capital Management, Inc.(9)	12,365,476	12,365,476	26.8%
Total	24,370,577	24,370,577	53.0%

(1)	Randy S. May is the Company’s Chairman and Chief Executive Officer
(2)	Gary Metzger is a Director on the Company’s Board of Directors.
(3)	Troy Richards is the Company’s Chief Administrative Officer.
(4)	Peter Mehring is the Company’s President; a Director on the Company’s Board of Directors; and is the President and Chief Executive Officer of Zest Labs, Inc.
(5)	Jay Puchir is the Company’s Chief Financial Officer and Treasurer.
(6)	Jay Oliphant is the Company’s Corporate Controller and Principal Accounting Officer.
(7)	Spherelt LLC is a limited liability company owned by Scott Durgin, the Chief Technical Officer to Zest Labs, Inc.
(8)	Gary Metzger Irrevocable Trust was established by Gary Metzger.
(9)	Mark Pearson, Chief Investment Officer and President of Nepsis Capital Management, Inc., has sole voting authority for such shares.

Pursuant to NRS Section 78.320 and our bylaws, greater than a majority of the voting equity of the Company, or at least 23,031,040 votes, are required to approve the Name Change by written consent. The Majority Stockholders have voted in favor of the Name Change thereby satisfying the requirement that at least a majority of the voting equity vote in favor of a corporate action by written consent and satisfying the requirements of our bylaws. Therefore, no other stockholder consents will be obtained in connection with this Information Statement.

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Do I have appraisal rights?

Neither the NRS nor our Articles of Incorporation or bylaws provide our Stockholders with appraisal rights in connection with the Name Change discussed in this Information Statement.

What is the reason for the Name Change?

The Board is of the opinion that it is advisable to change the name of the Company to more appropriately reflect the Company’s business focus.

ACTION TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the grant of authority to the Board approved by the Board and the Majority Stockholders to change the name of the Company to “Zest Technologies, Inc.”.

ACTION – NAME CHANGE

APPROVAL OF THE GRANTING OF AUTHORITY TO THE BOARD TO ADOPT AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, TO CHANGE THE NAME OF THE COMPANY TO “ZEST TECHNOLOGIES, INC.”

Reasons for Name Change

The Company was incorporated under the name Magnolia Solar Corporation on November 19, 2007 and changed its name to Ecoark Holdings, Inc., pursuant to a merger, on March 24, 2016. Since its inception, the Company has developed key acquisitions and has acquired five wholly owned subsidiaries, one of which is Zest Labs, Inc. (“Zest Labs”). Zest Labs is a freshness management solutions subsidiary which is currently focused on reducing food waste for retailers and suppliers. Zest Labs flagship product Zest Fresh is focused on reducing the 30% of food waste currently burdening the post-harvest fresh food industry. The Board desires to rebrand the Company and to refocus the Company’s strategy in order to primarily focus on Zest Labs, including the commercialization of the Zest Labs solution and bolt-on acquisitions related to Zest Labs. As Zest Labs is our major focus, the Board believes it to be in the best interest of the Company to better clarify the identity of the Company and that the name “Zest Technologies, Inc.” better reflects the Company’s current products and focus.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, there were 100,000,000 shares of authorized Common Stock and 5,000,000 shares of authorized preferred stock. As of the Record Date, there were 46,062,078 shares of Common Stock outstanding and no preferred stock outstanding.

The Board is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The vote that was required to approve the transactions described in this Information Statement was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled as of the Record Date to vote on such matters.

NRS Section 78.320 and Article I, Section 7 of the Company’s bylaws, provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

EFFECTIVENESS OF CORPORATE ACTION

Under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Name Change will not be effective until 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of the Record Date for:

●	each of our executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

The percentages in the table below are based on, as of the Record Date, 46,062,078 shares of voting Common Stock issued and outstanding. Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Ecoark Holdings, Inc., 3333 S. Pinnacle Hills Parkway, Suite 220, Rogers, Arkansas 72758.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Shares of Common Stock Beneficially Owned
Randy S. May(1)	5,050,000	11.0%
John P. Cahill(2)	20,138	*
M. Susan Chambers(3)	5,591	*
Terrence D. Matthews(4)	82,535	*
Peter Mehring(5)	96,258	*
Gary Metzger(6)	3,808,552	8.3%
Steven K. Nelson(7)	5,591	*
Charles Rateliff(8)	311,944	0.7%
Jay Puchir(9)	44,331	0.1%
Troy Richards(10)	1,104,462	2.4%
Jay Oliphant(11)	51,498	0.1%
All current directors and executive officers as a group	10,580,900	22.6%
Nepsis Capital Management, Inc. 8692 Eagle Creek Circle Minneapolis, MN 55378	12,365,476	26.8%
Strategic Planning Group, Inc. 57 River Street Suite 306 Wellesley, MA 02481	2,294,075	5.0%

*	Indicates less than 0.1%

(1)	Randy S. May is the Company’s Chairman and Chief Executive Officer.

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(2)	John P. Cahill is a Director on the Company’s Board of Directors. Includes 4,591 shares held by the Pataki-Cahill Group, LLC.
(3)	M. Susan Chambers is a Director on the Company’s Board of Directors.
(4)	Terrence D. Matthews is a Director on the Company’s Board of Directors. Includes a warrant to purchase 65,000 shares of common stock with an exercise price of $5.00 per share held indirectly by the Matthews Family Revocable Trust.
(5)	Peter Mehring is the Company’s President; a Director on the Company’s Board of Directors; and President and Chief Executive Officer of Zest Labs, Inc.
(6)	Gary Metzger is a Director on the Company’s Board of Directors.
(7)	Steven K. Nelson is a Director on the Company’s Board of Directors.
(8)	Charles Rateliff resigned as Chief Financial Officer and as a Director on the Company’s Board of Directors effective October 1, 2017.
(9)	Jay Puchir is the Company’s Chief Financial Officer and Treasurer.
(10)	Troy Richards is the Company’s Chief Administrative Officer.
(11)	Jay Oliphant is the Company’s Corporate Controller and Principal Accounting Officer.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director has any substantial interest in the matters acted upon by our Board and the Majority Stockholders, other than in their roles as an officer or director or as one of the Majority Stockholders.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC. The Company files reports and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”). Copies of such filings may also be obtained by writing to the Company at 3333 S. Pinnacle Hills Parkway, Suite 220, Rogers, Arkansas 72758.

INCORPORATION BY REFERENCE

The information contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements included our Registration Statement on Form 10-K as filed with the SEC on March 15, 2017 is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

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Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” above.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of Information Statement, to the Company at Corporate Secretary, 3333 S. Pinnacle Hills Parkway Suite 220 Rogers, Arkansas 72758.

If multiple stockholders sharing an address have received one copy of the Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Name Change, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

By:	/s/ Randy May
Name:	Randy May
Title:	Chief Executive Officer
Dated:	October __, 2017

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Annex A

FORM OF CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF ECOARK HOLDINGS, INC., AS AMENDED

1.	Name of corporation:

Ecoark Holdings, Inc.

2.	The articles have been amended as follows:

Article One: the name of the corporation has been changed to Zest Technologies, Inc.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4.	Effective date of filing (optional): Upon filing

5.	Officer Signature (Required):

By:	/s/ Randy May
Name:	Randy May
Title:	Chief Executive Officer
Dated:	October ___, 2017